UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code      (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 On April 5, 2007, Iconix Brand Group, Inc., a Delaware corporation (the “Registrant”, “Company”, “we”, “us”, “our” or similar pronouns ), filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (the “SEC”) announcing, among other things, the March 30, 2007 completion of its acquisition of certain of the assets and rights related to the business of licensing and brand managing the Rocawear® names, brands, trademarks, intellectual property and related names worldwide (the “Rocawear Assets”) of Rocawear Licensing LLC, a New Jersey limited liability company (the “Seller”), pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) dated March 6, 2007 among the Registrant, the Seller and its principals Arnold Bize a/k/a Alex Bize, Shawn Carter and Naum Chernyavsky a/k/a Norton Cher (collectively, the “Principals”). The Registrant is now filing this amendment to the Form 8-K to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01       Financial Statements and Exhibits

(a)       Financial Statements of Businesses Acquired

Audited Financial Statements of Rocawear Licensing LLC.: (Filed herewith as Exhibit 99.1)

           Table of Contents to Financial Statements

           Independent auditors report

           Balance sheets as of December 31, 2006 and 2005

           Statements of income and members’ interest for the years ended December 31, 2006, 2005 and 2004

           Statements of cash flows for the years ended December 31, 2006, 2005 and 2004

           Notes to financial statements

(b)       Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements: (Filed herewith as Exhibit 99.2)

Introduction

Unaudited Pro forma Condensed Combined Balance Sheet as of December 31, 2006

Unaudited Pro forma Condensed Combined Statement of Operations for the year ended December 31, 2006

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)       Exhibits.

Exhibit 2.1*	Asset Purchase Agreement dated March 6, 2007 by and among the Registrant, the Seller and the Principals. (1)

Exhibit 10.1	Registration Rights Agreement dated March 30, 2007 by and between the Registrant and the Seller. (1)

Exhibit 10.2*	Credit Agreement dated March 30, 2007 by and between the Registrant, the Lenders, Lehman Brothers Inc. and Lehman Commercial Paper Inc. (1)

Exhibit 23.1	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1
Independent auditors report; Balance sheets as of December 31, 2006 and 2005; Statements of income and members’ interest for the years ended December 31, 2006, 2005 and 2004; Statements of cash flows for the years ended December 31, 2006, 2005 and 2004 ; Notes to financial statements.

Exhibit 99.2
Introduction; Unaudited Pro forma Condensed Combined Balance Sheet as of December 31, 2006; Unaudited Pro forma Condensed Combined Statement of Operations for the year ended December 31, 2006; Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(1)	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed with the SEC on April 5, 2007.

* The Registrant has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC, copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

Date: April 25, 2007	By:	/s/ Warren Clamen
Name: Warren Clamen Title: Chief Financial Officer